UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2019

BIOCEPT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36284	80-0943522
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5810 Nancy Ridge Drive, San Diego, CA	92121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 320-8200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	BIOC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01   Other Events.

On December 9, 2019, Biocept, Inc. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Maxim Group LLC, as representative of the several underwriters named therein (the “Underwriters”), relating to the issuance and sale in an underwritten public offering of (i) 19,200,000 shares (the “Shares”) of common stock of the Company, par value $0.0001 per share (“Common Stock”), (ii) pre-funded warrants to purchase 5,400,000 shares of Common Stock (the “Pre-Funded Warrants”), and (iii) warrants to purchase an aggregate of 24,600,000 shares of Common Stock (the “Common Warrants” and, together with the Pre-Funded Warrants, the “Warrants” and, together with the Pre-Funded Warrants and the Shares, the “Securities”). Each Share is being sold together with a Common Warrant to purchase one share of Common Stock, at a combined price to the public of $0.405 per share of Common Stock and accompanying Warrant.  Each Pre-Funded Warrant is being sold together with a Common Warrant to purchase one share of Common Stock, at a combined price to the public of $0.395 per Pre-Funded Warrant and accompanying Warrant. Each Pre-funded Warrant will have an exercise price of $0.01 per share, will be exercisable immediately upon issuance and will expire when exercised in full.  The Company granted the Underwriters an option to purchase, for a period of 45 days, up to an additional 3,690,000 shares of Common Stock and/or Common Warrants to purchase up to 3,690,000 shares of Common Stock (the “Option”).

The Company estimates that the net proceeds to the Company from the offering will be approximately $8.9 million, after deducting underwriting discounts and commissions and estimated offering expenses payable by the Company and excluding any proceeds that the Company may receive upon exercise of the Common Warrants and assuming no exercise by the Underwriters of the Option. The offering is expected to close on or about December 11, 2019, subject to customary closing conditions.

The Common Warrants being sold in the offering will have an exercise price of $0.405 per share of Common Stock, subject to proportional adjustments in the event of any stock dividends and splits, reverse stock split, recapitalization, reorganization or similar transaction. The Common Warrants will be immediately exercisable upon issuance and will expire on the five year anniversary of the date of issuance. If a registration statement under the Securities Act registering the issuance of the shares of Common Stock underlying the Common Warrants is not effective or available and an exemption from registration under the Securities Act is not available for the issuance of such shares, the holders of the Common Warrants may, in their sole discretion, elect to exercise their Common Warrants through a cashless exercise. Additionally, if the volume-weighted average price of our Common Stock is below the exercise price per share of the Common Warrants on any trading day beginning the earlier of (i) January 8, 2020, and (ii) the trading day on which the aggregate trading volume of the Common Stock since the date of the Underwriting Agreement is equal to more than three times the number of Shares sold pursuant to the Underwriting Agreement, then a holder of Common Warrants may, in its sole discretion, elect to exercise its Common Warrants through a cashless exercise, in which case the holder would receive upon such exercise the number of shares of Common Stock equal to 50% of the number of shares of Common Stock that would be issuable upon exercise of the Common Warrant if such exercise were by means of a cash exercise rather than a cashless exercise. The exercise of the Common Warrants are subject to certain beneficial ownership limitations.

The Securities are being offered by the Company pursuant to an effective registration statement on Form S-1, as amended, which was originally filed with the Securities and Exchange Commission on November 4, 2019, and was declared effective on December 9, 2019 (File No. 333-234459) (the “Registration Statement”).

Maxim Group LLC acted as the book-running manager and Dawson James Securities, Inc. acted as a co-manager in connection with the offering.

The foregoing summaries of the Underwriting Agreement, the Pre-Funded Warrants and the Common Warrants do not purport to be complete and are qualified in their entirety by reference to the form of Underwriting Agreement attached to the Registration Statement as Exhibit 1.1, the form of Pre-Funded Warrant attached to the Registration Statement as Exhibit 4.20 and the form of Common Warrant attached hereto as Exhibit 4.1, respectively.

A copy of the legal opinion and consent of Cooley LLP relating to the legality of the issuance and sale of the Securities in the offering is attached as Exhibit 5.1 hereto.

On December 9, 2019, the Company issued a press release announcing that the Company had priced the offering described above, a copy of which is attached hereto as Exhibit 99.1.

Forward-Looking Statements

Statements contained in this report regarding matters that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements about the Company’s expectations with respect to the completion, timing and size of the offering and the expected net proceeds from the offering. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Words such as “believes,” “anticipates,” “plans,” “expects,” “intends,” “will,” “goal,” “potential” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based upon the Company’s current expectations and involve assumptions that may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties, which include, without limitation, risks and uncertainties associated with market conditions and the satisfaction of customary closing conditions related to the offering. Additional factors that could cause actual results to differ materially from those stated or implied by our forward-looking statements are disclosed in the Company’s filings with the Securities and Exchange Commission, including in the section captioned “Risk Factors” in the Company’s quarterly report on Form 10-Q for the quarterly period ended September 30, 2019. All forward-looking statements contained in this report speak only as of the date on which they were made. The Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Exhibit Title or Description

4.1	Form of Common Stock Warrant

5.1	Opinion of Cooley LLP

23.1	Consent of Cooley LLP (included in Exhibit 5.1)

99.1	Press Release, dated December 9, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Biocept, Inc.

Date: December 10, 2019	By:	/s/ Michael W. Nall
Michael W. Nall
Chief Executive Officer